EXHIBIT 32.2
G&K SERVICES, INC.
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of G&K Services, Inc. (the “Company”) on Form 10-Q for the period ended September 26, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jeffrey L. Wright, Executive Vice President, Chief Financial Officer and Director of the Company, certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: October 30, 2009

By:	/s/ Jeffrey L. Wright
Jeffrey L. Wright, Executive Vice President, Chief Financial Officer
and Director (Principal Financial Officer)